PROSPECTUS

March 1, 2000 revised to October 26, 2000
T. ROWE PRICE


International Funds--EquityPortfolios


 A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.

  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund
Prospectus


March 1, 2000 revised to October 26, 2000


              ABOUT THE FUNDS
1
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Funds           1
                                                          4
              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving               17
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                    19

              -----------------------------------------------
              Transaction Procedures and                  2
              Special Requirements                        1
              -----------------------------------------------


              MORE ABOUT THE FUNDS
3
              Organization and Management                 2
                                                          4
              -----------------------------------------------
              Understanding Performance Information       2
                                                          7
              -----------------------------------------------
              Investment Policies and Practices           2
                                                          7
              -----------------------------------------------
              Financial Highlights                        3
                                                          3
              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                        3
              and Transaction Information                 7
              -----------------------------------------------
              Opening a New Account                       3
                                                          7
              -----------------------------------------------
              Purchasing Additional Shares               39

              -----------------------------------------------
              Exchanging and Redeeming                   39

              -----------------------------------------------
              Rights Reserved by the Funds                4
                                                          1
              -----------------------------------------------
              Information About Your                      4
               Services                                   2
              -----------------------------------------------
              T. Rowe Price                               4
               Brokerage                                  4
              -----------------------------------------------
              Investment Information                      4
                                                          5
              -----------------------------------------------




T. Rowe Price International, Inc., the investment manager, is the successor to Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture with Robert Fleming Holdings, Ltd. ("Flemings") founded in 1979. In 2000, Price-Fleming became wholly-owned by T. Rowe Price Associates, Inc. As of June 30, 2000, T. Rowe Price International managed $39.2 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether any of T. Rowe Price's international equity funds are appropriate for you, this section reviews each fund's investment objective, strategy, and potential risks.


 What are each fund's objectives and principal investment strategies?


 All funds (excluding International Growth and Income Fund):

   The funds use a growth investing approach in their individual investment strategies.

     Growth Investing
     T. Rowe Price International employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

     While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, we generally favor companies with one or more of the following characteristics:

     . leading market position;

     . attractive business niche;

     . strong franchise or natural monopoly;

     . technological leadership or proprietary advantages;

     . seasoned management;

     . earnings growth and cash flow sufficient to support growing dividends;
       and

     . healthy balance sheet with relatively low debt.


 Worldwide funds:

   Emerging Markets Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.
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T. ROWE PRICE

   Strategy: Normally, the fund expects to invest substantially all of its assets across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. (See Growth Investing on page one.) An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:


  . Asia: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan,
   Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.

  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.


   Global Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.


   Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. (See Growth Investing on page one.) While we can purchase stocks without regard to a company's market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will vary over time according to the manager's outlook.

   International Discovery Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.


   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See Growth Investing on page one.) The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   International Growth & Income Fund
   Objective: The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.
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INVESTING WITH T. ROWE PRICE

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly, primarily among the world's developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of dividend-paying large, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International. Investments in emerging markets will be modest and limited to more mature developing countries.

   In selecting common stocks, we combine proprietary quantitative analysis with bottom-up research and a global, regional, and country outlook. Our investing style reflects both a growth and a value orientation, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   International Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See Growth Investing on page one.) We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.


 Regional or country funds:

   Emerging Europe & Mediterranean Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

   Strategy: Normally, we expect to invest substantially all of the fund's assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. Ten or more countries will generally be represented in the portfolio. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary,
   Israel, Poland, Russia, and Turkey.

  . Others: Bulgaria, Jordan, Latvia, Lebanon, Lithuania, Morocco, Romania,
   Slovakia, Slovenia, and Tunisia.

   We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. The fund seeks to

T. ROWE PRICE
   take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and progress toward Economic and Monetary Union in Europe. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund's portfolio should be composed of at least 30 to 50 different companies. Stock selection reflects a growth style. (See Growth Investing on page one.)


   European Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

   Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland,
   Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

  . Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, and
   Turkey.


   Stock selection reflects a growth style. (See Growth Investing on page one.) We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   Japan Fund
   Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.


   Strategy: Normally, the fund expects to invest substantially all of its assets across a wide range of Japanese industries and companies. Stock selection reflects a growth style. (See Growth Investing on page one.)

   Note: For special pricing and transaction information about the Japan Fund, please see Pricing Shares and Receiving Sale Proceeds in Section 2.

   Latin America Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

   Strategy: Normally, we expect to invest substantially all of the fund's assets in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:


  . Primary Emphasis: Argentina, Brazil, Chile, Mexico, Peru, and Venezuela.

  . Others: Belize, Colombia, Ecuador, and Guatemala.
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INVESTING WITH T. ROWE PRICE

   Stock selection reflects a growth style. (See Growth Investing on page one.) We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. In some markets, such as Brazil, the fund may purchase preferred stock because of its liquidity advantage over common stock.

   New Asia Fund
   Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

   Strategy: Normally, the fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:


  . Primary Emphasis:  China, Hong Kong, India, Indonesia, Malaysia,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.

  . Others:  Pakistan and Vietnam.


   Stock selection reflects a growth style. (See Growth Investing on page one.) The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.



 Table 1  International Funds Comparison Guide
                                                                        Expected risk
                                 Geographic               Company        relative to
  Fund                              focus                 emphasis       one another
                                                                                       -----

  Emerging Europe &            Europe and the            All sizes         Highest
  Mediterranean             Mediterranean region
                         --------------------------------------------------------------
  Emerging Markets                Worldwide              All sizes         Highest
  Stock                       (excluding U.S.)
                         --------------------------------------------------------------
  European Stock                   Europe                All sizes        Moderate
                         (including Eastern Europe)
                         --------------------------------------------------------------
  Global Stock                    Worldwide                Large,           Lower
                              (including U.S.)        well established
                         --------------------------------------------------------------
  International                   Worldwide               Small to         Higher
  Discovery                   (excluding U.S.)          medium-sized
                         --------------------------------------------------------------
  International Growth            Worldwide                Large,         Moderate
  & Income                    (excluding U.S.)        well established
                         --------------------------------------------------------------
  International Stock             Worldwide                Large,         Moderate
                              (excluding U.S.)        well established
                         --------------------------------------------------------------
  Japan                             Japan                All sizes         Higher
                         --------------------------------------------------------------
  Latin America                 Latin America            All sizes         Highest
                         --------------------------------------------------------------
  New Asia               Far East and Pacific Basin      All sizes         Highest
                              (excluding Japan)
 -------------------------------------------------------------------------------------------

T. ROWE PRICE
   Normally, each fund (other than Latin America) invests primarily (at least 65% of total assets) in common stocks. Normally, the Latin America Fund will invest at least 65% of its total assets in equity securities, with a majority in common stocks. To a lesser extent, the funds may also purchase other securities, including futures and options, in keeping with each fund's objectives.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


 What are the main risks of investing in the funds?

   As with all stock funds, each fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.


  . Geographic risk (Japan and regional funds) Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country's economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government's unsatisfactory progress on effecting credible solutions to these problems. And, there is additional risk with the nondiversified Latin America Fund, because it can invest more of its assets in a smaller number of companies

INVESTING WITH T. ROWE PRICE
   and may invest significantly in telephone companies. The economies and financial markets of certain regions - such as Latin America, Asia, and Europe and the Mediterranean region -can be highly interdependent and may decline all at the same time.


  . Emerging market risk (Emerging Europe & Mediterranean, Emerging Markets
   Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)
    Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies may rely heavily on particular industries and be more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations, particularly Russia, many Latin American nations, and more recently, several Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

   The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

  . Other risks of foreign investing Other risks result from the varying stages of economic and political development, the differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes, which would have an adverse effect on the fund.

  . Small and medium-sized company risk (International Discovery; others to a lesser degree) To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

T. ROWE PRICE

  . Nondiversified status (Emerging Europe & Mediterranean, Latin America, and
   New Asia) There is additional risk with each fund because it is non-diversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund held a larger number of companies.

  . Futures/options risk To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


   . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.


   Because the Emerging Europe & Mediterranean Fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be available in the prospectus after the fund has been in operation for one calendar year.
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
 LOGO                         LOGO



 LOGO                         LOGO



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
 LOGO                         LOGO




 LOGO                         LOGO



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LOGO


                                           Calendar Year Total Returns
       Fund         "90"    "91"   "92"    "93"   "94"    "95"    "96"    "97"    "98"     "99"
 ------------------------------------------------------------------------------------------------
  International
  Stock             -8.89  15.87   -3.47  40.11   -0.76   11.39   15.99    2.70   16.14    34.60
  International
  Growth & Income      --     --      --     --      --      --      --      --      --    19.62
  Global Stock         --     --      --     --      --      --   20.01   13.23   22.50    28.76
  International
  Discovery        -12.84  11.69   -9.08  49.85   -7.63   -4.36   13.87   -5.67    6.12   155.03
  Emerging
  Markets Stock        --     --      --     --      --      --   11.82    1.23  -28.75    87.44
  European Stock       --   7.31   -5.56  27.24    4.06   21.86   25.87   17.01   25.82    19.70
  Japan                --     --  -13.40  20.61   15.09   -3.12  -10.99  -22.08    9.16   112.71
  Latin America        --     --      --     --  -15.92  -18.70   23.35   31.88  -35.43    59.38
  New Asia             --  19.32   11.24  78.76  -19.15    3.75   13.51  -37.13  -11.11    99.88
 ------------------------------------------------------------------------------------------------

 International Stock Fund Quarter ended Total return

 Best quarter     12/31/9924.70%

 Worst quarter    9/30/90 -18.70%



 International Growth & Income Fund Quarter ended Total return

 Best quarter     12/31/9911.81%

 Worst quarter    3/31/99 1.18%



 Global Stock Fund Quarter ended Total return

 Best quarter     12/31/9821.36%

 Worst quarter    9/30/98 -12.83%

T. ROWE PRICE


 International Discovery Fund Quarter ended Total return

 Best quarter     12/31/9957.19%

 Worst quarter    9/30/90 -21.98%



 Emerging Markets Stock Fund Quarter ended Total return

 Best quarter     12/31/9944.10%

 Worst quarter    9/30/98 -25.20%



 European Stock Fund      Quarter ended Total return

 Best quarter     12/31/9920.48%

 Worst quarter    9/30/98 -14.01%



 Japan Fund        Quarter ended Total return

 Best quarter     12/31/9825.17%

 Worst quarter    12/31/97-20.55%



 Latin America Fund       Quarter ended Total return

 Best quarter     12/31/9941.32%

 Worst quarter    9/30/98 -29.13%



 New Asia Fund     Quarter ended Total return

 Best quarter     12/31/9942.04%

 Worst quarter    12/31/97-27.05%


 Table 2  Average Annual Total Returns
                                    Periods ended December 31, 1999
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  Emerging Markets
  Stock Fund              87.44%     --          10.80%             3/31/95
  MSCI Emerging Markets
  Free Index              66.41      --           4.98
  Lipper Emerging
  Markets Funds Average   70.77      --           7.29

  European Stock Fund     19.70%  22.00%         13.62%             2/28/90
  MSCI Europe Index       16.23   22.54          15.06
  Lipper European
  Region Funds Average    24.42   20.88          11.76

  Global Stock Fund       28.76%     --          20.97%             12/29/95
  MSCI World Index        25.34      --          19.98
  Lipper Global Funds
  Average                 35.97      --          20.13

  International
  Discovery Fund         155.03%  22.69%         13.04%             12/30/88
  MSCI EAFE Small-Cap
  Index                   17.67   -1.76             --
  Salomon Smith Barney
  Non-U.S. Extended
  Market Index            23.52    7.22           3.50

  International Growth
  & Income Fund           19.62%     --          20.91%             12/21/98
  MSCI EAFE Index         27.30      --             --

  International Stock
  Fund                    34.60%  15.71%         11.38%              5/9/80
  MSCI EAFE Index         27.30   13.15           7.33
  Lipper International    40.80   15.05          10.22
  Funds Average
 -------------------------------------------------------------------------------
  Japan Fund             112.71%   9.30%          8.17%             12/30/91
  TSE First Section
  Index (TOPIX)           74.61    1.49           2.57
  TSE Second Section
  Index                  143.86    3.58           3.39
  Lipper Japanese Funds
  Average                120.51    9.48           3.74

  Latin America Fund      59.38%   6.36%          2.36%             12/29/93
  MSCI EMF Latin
  America Index           58.89    7.65           6.45
  Lipper Latin American
  Funds Average           60.21    5.18           1.79

  New Asia Fund           99.88%   5.64%         10.70%             9/28/90
  MSCI All Country Far
  East Free
  Ex-Japan Index          62.11    0.78          12.57
  Lipper Pacific
  Ex-Japan Funds          73.21    3.06           8.68
  Average
 -------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE
 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?


   The funds are 100% no load. The Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Like all mutual funds, each fund charges the following:

  . A management fee The percent of fund assets paid to each fund's investment manager. Each fund's fee comprises a group fee, 0.32% as of December 31, 1999, and an individual fund fee. The individual fund fees are as follows:
   Global Stock, International Growth & Income, and International Stock Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds, 0.75%.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

T. ROWE PRICE

 Table 3  Fees and Expenses of the Funds
                               Shareholder
                               fees (fees
                              paid directly
                                from your                  Annual fund operating expenses/b/
                               investment)           (expenses that are deducted from fund assets)

                                                                    Total annual    Fee waiver/
            Fund               Redemption    Management   Other    fund operating     expense       Net
                                 fees/a/        fee      expenses     expenses     reimbursement  expenses  -----
 -----------------------------

  Emerging Europe &                2%/a/       1.07%      0.59%/e/     1.66%             --        1.66%
  Mediterranean
                              ------------------------------------------------------------------------------
  Emerging Markets Stock /c/       2%/a/       1.07       0.69         1.76            0.01%       1.75
                              ------------------------------------------------------------------------------
  European Stock                   --          0.82       0.23         1.05              --        1.05
                              ------------------------------------------------------------------------------
  Global Stock /d/                 --          0.67       0.73         1.40            0.20        1.20
                              ------------------------------------------------------------------------------
  International Discovery          2%/a/       1.07       0.35         1.42              --        1.42
                              ------------------------------------------------------------------------------
  International                    --          0.67       2.77         3.44            2.19        1.25
  Growth & Income
                              ------------------------------------------------------------------------------
  International Stock              --          0.67       0.18         0.85              --        0.85
                              ------------------------------------------------------------------------------
  Japan                            --          0.82       0.32         1.14              --        1.14
                              ------------------------------------------------------------------------------
  Latin America                    2%/a/       1.07       0.55         1.62              --        1.62
                              ------------------------------------------------------------------------------
  New Asia                         --          0.82       0.39         1.21              --        1.21
 ----------------------------------------------------------------------------------------------------------------



 /a/
   On shares purchased and held for less than one year (details under Contingent Redemption Fees in Pricing Shares and Receiving Sale Proceeds).


 /b/
   T. Rowe Price International is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       Emerging Europe &       9/1/00-10/31/02            1.75%                 10/31/04
       Mediterranean
                              -----------------------------------------------------------------
       Emerging Markets        11/1/99-10/31/01           1.75%                 10/31/03
       Stock
                              -----------------------------------------------------------------
       Global Stock            11/1/99-10/31/01           1.20%                 10/31/03
                              -----------------------------------------------------------------
       International
       Growth & Income         12/1/98-10/31/00           1.25%                 10/31/02




 /c/The Emerging Markets Stock Fund operated under a 1.75% expense ratio limitation that expired on October 31, 1998. Effective November 1, 1998, T. Rowe Price International agreed to extend the expense limitation for a period of one year through October 31, 1999. Fees waived or expenses assumed under these agreements are subject to reimbursement to T. Rowe Price International by the fund whenever the fund's expense ratio is below 1.75%. However, no reimbursement will be made after October 31, 2000 (for the first agreement); or after October 31, 2001 (for the second agreement); or if it would result in the expense ratio exceeding 1.75%.

 /d/The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 1999. The reimbursement period for this limitation extends through October 31, 2001.


 /e/       Other expenses are estimated for the current fiscal year.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these

INVESTING WITH T. ROWE PRICE
   funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

  Fund                              1 year  3 years  5 years  10 years
 ----------------------------------------------------------------------------
  Emerging Europe & Mediterranean*   $169    $523        --        --
                                    ------------------------------------
  Emerging Markets Stock              178     550    $  946    $2,053
                                    ------------------------------------
  European Stock                      107     334       579     1,283
                                    ------------------------------------
  Global Stock                        122     403       727     1,644
                                    ------------------------------------
  International Discovery             145     449       776     1,702
                                    ------------------------------------
  International Growth & Income       127     633     1,397     3,413
                                    ------------------------------------
  International Stock                  87     271       471     1,049
                                    ------------------------------------
  Japan                               116     362       628     1,386
                                    ------------------------------------
  Latin America                       165     511       881     1,922
                                    ------------------------------------
  New Asia                            123     384       665     1,466
 ----------------------------------------------------------------------------



 * Due to the fund's commencement of operations, July 12, 2000, no numbers will be provided for the 5 and 10 years.


 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the funds?

   Investing abroad increases the opportunities available to you. Many foreign countries may have greater potential for economic growth than the U.S. Emerging market, regional, and single-country funds allow investors to seek potentially superior growth in the areas they view as most promising, but with commensurately higher risks. Foreign investments also provide effective diversification for an all-U.S. portfolio, since historically their returns have not moved in sync with U.S. stocks over long time periods. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?


   The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  . T. Rowe Price International employs a team of experienced portfolio managers and analysts, with offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Baltimore. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

T. ROWE PRICE

  . The impact on each fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. Investors should pay close attention to how many countries a fund typically expects to invest in, particularly in regard to our regional funds and, of course, the single-country Japan Fund. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.

  . Though the funds don't normally engage in extensive currency hedging, fund managers can employ currency forwards and options to hedge the risk to the portfolio when foreign exchange movements are expected to be unfavorable for U.S. investors. In a general sense, these tools allow a manager to lock in a specified exchange rate for a stated period of time. (For more details, please see Foreign Currency Transactions under Investment Policies and Practices.) If the manager's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.


 What are the potential rewards of investing in small companies overseas?

   In general, small companies are more dynamic and can adapt more quickly than larger ones to changing economic and market conditions, which may help them increase their earnings faster. In addition, the movement of small-company shares is not perfectly correlated with the movements of large-cap stocks. Since many U.S.-based international funds focus on large or medium-sized foreign companies, adding a small-cap international fund could enhance the diversification of a portfolio while providing the opportunity to boost long-term returns.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.


   You should also review the information in Section 2 that discusses contingent redemption fees for the Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds.


 Important Information About the International Discovery Fund

  . The fund will not accept new accounts after 4:00 p.m. on March 13, 2000, except for defined contribution retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts in the fund.

  . Shareholders who held shares prior to the closing are not affected.
   Purchases of additional shares are permitted for all existing accounts.

  . The closing does not restrict shareholders from selling shares in their fund accounts.

 ABOUT YOUR ACCOUNT

  . When deemed to be in the fund's best interests, the fund reserves the right in appropriate cases to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

T. ROWE PRICE
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund, except the Japan Fund, is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. The share price for the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange and the Tokyo Stock Exchange are both open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

   Each fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the funds calculate their NAVs. Most of the securities in which the funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

INVESTING WITH T. ROWE PRICE
   Japan Fund: Pricing and Transactions
   The fund will not process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be priced on the next day the fund computes its net asset value. As such, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.

   The Tokyo Stock Exchange is scheduled to be closed on the following weekdays:
   In 2000 - January 3; February 11; March 20; May 3, 4, 5; July 20; September 15; October 10; and November 3 and 23. In 2001 -January 1, 2, 3, and 8; February 12; March 20; April 30; May 3 and 4; July 20; September 24; October 8; November 23; and December 24 and 31. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee

   (Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, Latin America Funds)
   These funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the funds assess a 2% fee on redemptions (including exchanges) of fund shares held for less than one year.

T. ROWE PRICE
   Redemption fees are paid to each fund to help offset transaction costs and to protect the funds' long-term shareholders. Each fund will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee does apply to shares held in other IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "one year," the funds will use the anniversary date of a transaction. Thus, shares purchased on March 1, 2000, for example, will be subject to the fee if they are redeemed on or prior to February 28, 2001. If they are redeemed on or after March 1, 2001, they will not be subject to the fee.


 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The funds declare and pay dividends (if any) annually.

  . The dividends of each fund (other than Global Stock Fund) will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. The dividends of the Global Stock Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the fund's income consists of dividends paid by U.S. corporations.

INVESTING WITH T. ROWE PRICE
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale

T. ROWE PRICE
   or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.


 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH

INVESTING WITH T. ROWE PRICE
   transfer has not cleared. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures designed to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, we have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

 MORE ABOUT THE FUNDS
 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

INVESTING WITH T. ROWE PRICE
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1980; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995; International Growth & Income Fund, 1998; and Emerging Europe & Mediterranean Fund, 2000. (The bond funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight

   The corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of T. Rowe Price International.


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International - specifically by each fund's Investment Advisory Group.

T. ROWE PRICE
   Investment Manager

   T. Rowe Price International is responsible for the selection and management of each fund's portfolio investments. The company, a wholly-owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Rowe Price-Fleming and renamed the company T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   Portfolio Management
   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The members of each advisory group are listed below.


   Emerging Europe & Mediterranean Fund Christopher D. Alderson, John R. Ford, and Dale West.

   Emerging Markets Stock Fund John R. Ford, Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, and Benedict R.F. Thomas.

   European Stock Fund John R. Ford, Robert A. Revel-Chion, and James B.M.
   Seddon.

   Global Stock Fund John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith, Robert W. Smith, and David J.L. Warren.

   International Discovery Fund John R. Ford, Frances Dydasco, Mark J.T. Edwards, Ian J. Macdonald, and Justin Thomson.

   International Growth & Income Fund Richard T. Whitney, John R. Ford, James B.M. Seddon, and Robert W. Smith.

   International Stock Fund John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith, and David J.L. Warren.

   Japan Fund John R. Ford, Ian J. Macdonald, and David J.L. Warren.

   Latin America Fund John R. Ford, Benedict R.F. Thomas, and Gonzalo Pangaro.

   New Asia Fund John R. Ford, Frances Dydasco, and Mark J.T. Edwards.


   Christopher Alderson joined Price-Fleming in 1988 and has 14 years of experience with the Fleming Group in research and portfolio management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 15 years of experience with the Fleming Group in research and financial analysis. Mark Edwards joined Price-Fleming in 1987 and has 18 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 20 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 13 years of experience in portfolio management. Robert Smith joined Price-Fleming in 1996, has been with T. Rowe Price since 1992, and has 13 years of experience in financial analysis. Benedict Thomas joined

INVESTING WITH T. ROWE PRICE
   Price-Fleming in 1988 and has 11 years of portfolio management experience. David Warren joined Price-Fleming in 1983 and has 19 years of experience in equity research, fixed income research, and portfolio management. Frances Dydasco joined Price-Fleming in 1996 and has 11 years of experience in research and financial analysis. Ian Macdonald joined Price-Fleming in 1998 and has 15 years of experience in equity research and portfolio management. Robert Revel-Chion joined Price-Fleming in 1998 and has 11 years of experience in investment management (four years of which were within the Fleming Group). Justin Thomson joined Price-Fleming in 1998 and has eight years of experience in portfolio management. Richard Whitney joined Price-Fleming in 1998, has been with T. Rowe Price since 1985, and has 17 years of experience in equity research and portfolio management. Gonzalo Pangaro joined Price-Fleming in 1998 and has nine years of experience in financial analysis and portfolio management. Dale West joined Price-Fleming in 1998 as a research analyst. He received his M.B.A. from Stanford University in 1998 and from 1992 through 1996 was in the U.S. Foreign Service.


   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
     0.334%/a/         First $50 billion

     0.305%            Next $30 billion

     0.300%            Next $40 billion

     0.295%            Thereafter
    --------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $108 billion at June 30, 2000, the group fee was 0.32%. The individual fund fees are as follows: Global Stock, International Growth & Income, and International Stock Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds, 0.75%.

T. ROWE PRICE

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund portfolio securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

INVESTING WITH T. ROWE PRICE
   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, we may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe various types of fund portfolio securities and investment management practices.


   Fundamental policy With the exception of Emerging Europe & Mediterranean, Latin America, and New Asia Funds, a fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Nondiversified Status--Emerging Europe & Mediterranean, Latin America, and New Asia Funds
   Each fund is registered as a nondiversified mutual fund. This means that each fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the funds to greater risk with respect to their portfolio securities. However, because the funds intend to qualify as "regulated investment companies" under the Internal Revenue Code, each must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund.

   Fund investments may include the following:

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be

T. ROWE PRICE
   liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights and pay no dividends.

   Fixed Income Securities

   From time to time, we may invest in corporate and government, fixed-income securities. The Global Stock Fund may invest up to 5% of its total assets in below-investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment grade, or "junk bonds," can be more volatile and have a greater risk of default than investment grade bonds.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

INVESTING WITH T. ROWE PRICE
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Foreign Currency Transactions

   The funds will normally conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.

   The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move

T. ROWE PRICE
   substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under unusual circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and a fund's total return could be adversely affected as a result.

   There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of its total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Tax Consequences of Hedging

   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

INVESTING WITH T. ROWE PRICE
   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The funds will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional taxable gains, and reduce the funds' performance. The funds' portfolio turnover rates for the previous three fiscal periods are shown in Table 4.


 Table 4  Portfolio Turnover Rates
  Fund                             1999        1998        1997

  Emerging Markets Stock           59.0%       54.5%       84.3%
                                 ------------------------------------
  European Stock                   15.7        26.8        17.5
                                 ------------------------------------
  Global Stock                     37.5        47.1        41.8
                                 -----------------------------------------
  International Discovery          98.2        34.2        72.7
                                 ------------------------------------
  International Growth & Income    35.8/a/       --          --
                                 ------------------------------------
  International Stock              17.6        12.2        15.8
                                 ------------------------------------
  Japan                            58.8        66.9        32.3
                                 ------------------------------------
  Latin America                    43.2        19.0        32.7
                                 ------------------------------------
  New Asia                         69.9        68.1        41.8
 -------------------------------------------------------------------------


 /a/      Annualized.


 Emerging Europe & Mediterranean, Emerging Markets Stock, European Stock, Japan, Latin America, New Asia Funds

   Location of Company
   In determining the domicile or nationality of a company, the funds would primarily consider the following factors: whether the company is organized under the laws of a particular country; or, whether the company derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

   Each of these funds will invest at least 65% of its total assets in companies located (as defined above) in the respective countries or regions indicated.

T. ROWE PRICE
 Global Stock, International Discovery, International Growth & Income, and International Stock Funds

   Each fund will invest at least 65% of its total assets in a manner which reflects its international or global character, respectively. In the case of the international funds, this requires that the funds invest in at least three countries outside of the U.S. For the global fund, this means that the fund must invest in at least three countries, one of which may include the U.S.


 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 5, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

 Table 5  Financial Highlights
                           Income From Investment Operations                          Less Distributions
                                      Net gains or
            Net asset                   losses on                   Dividends
  Period     value,        Net         securities      Total from   (from net    Distributions
   ended    beginning   investment   (both realized    investment   investment   (from capital   Returns of       Total
   10/31    of period     income     and unrealized)   operations    income)        gains)        capital     distributions
  Emerging Markets Stock
  1995/b/    $10.00     $ 0.02/c/       $ 0.44          $ 0.46           --            --            --
           ------------------------------------------------------------------------------------------------------------------
  1996        10.48       0.02/c/         1.08            1.10       $(0.01)           --            --           (0.01)
           ------------------------------------------------------------------------------------------------------------------
  1997        11.59       0.02/c/        (0.23)          (0.21)       (0.04)       $(0.30)           --           (0.34)
           ------------------------------------------------------------------------------------------------------------------
  1998        11.08       0.05/c/        (3.06)          (3.01)          --         (0.15)           --           (0.15)
           ------------------------------------------------------------------------------------------------------------------
  1999         7.95      (0.01)/c/        3.18            3.17        (0.04)           --            --           (0.04)
  European Stock
  1995       $12.72     $ 0.20          $ 1.60          $ 1.80       $(0.12)       $(0.05)           --           (0.17)
           ------------------------------------------------------------------------------------------------------------------
  1996        14.35       0.25            2.79            3.04        (0.21)        (0.25)           --           (0.46)
           ------------------------------------------------------------------------------------------------------------------
  1997        16.93       0.25            3.12            3.37        (0.26)        (0.20)           --           (0.46)
           ------------------------------------------------------------------------------------------------------------------
  1998        19.84       0.28            3.52            3.80        (0.25)        (1.01)           --           (1.26)
           ------------------------------------------------------------------------------------------------------------------
  1999        22.38       0.23            2.14            2.37        (0.28)        (2.18)           --           (2.46)
  Global Stock
  1996/d/    $10.00     $ 0.05/e/       $ 1.30          $ 1.35           --            --            --
           ------------------------------------------------------------------------------------------------------------------
  1997        11.35       0.06/e/         1.84            1.90       $(0.06)       $(0.18)           --          $(0.24)
           ------------------------------------------------------------------------------------------------------------------
  1998        13.01       0.09/e/         1.52            1.61        (0.06)        (0.53)           --           (0.59)
           ------------------------------------------------------------------------------------------------------------------
  1999        14.03       0.05/e/         3.24            3.29        (0.10)        (0.45)           --           (0.55)
 ---------------------------------------------------------------------------------------------------------------------------------
  International Discovery
 ---------------------------------------------------------------------------------------------------------------------------------
  1995       $17.63     $ 0.10          $(2.38)         $(2.28)      $(0.06)       $(0.87)           --           (0.93)
           ------------------------------------------------------------------------------------------------------------------
  1996        14.43       0.07            1.59            1.66        (0.10)        (0.02)           --           (0.12)
           ------------------------------------------------------------------------------------------------------------------
  1997        15.97       0.02            0.25            0.27        (0.07)        (0.06)           --           (0.13)
           ------------------------------------------------------------------------------------------------------------------
  1998        16.11       0.05           (0.92)          (0.87)          --         (0.25)           --           (0.25)
           ------------------------------------------------------------------------------------------------------------------
  1999        14.99      (0.03)          12.09           12.06        (0.01)        (0.30)           --           (0.31)
  International Growth & Income
  1999/h/    $10.00     $ 0.16/g/       $ 0.84          $ 1.00           --            --            --
  International Stock
  1995       $12.84     $ 0.18          $(0.19)         $(0.01)      $(0.12)       $(0.62)           --           (0.74)
           ------------------------------------------------------------------------------------------------------------------
  1996        12.09       0.19            1.57            1.76        (0.18)        (0.20)           --           (0.38)
           ------------------------------------------------------------------------------------------------------------------
  1997        13.47       0.19            0.86            1.05        (0.18)        (0.20)           --           (0.38)
           ------------------------------------------------------------------------------------------------------------------
  1998        14.14       0.23            0.77            1.00        (0.20)        (0.55)           --           (0.75)
           ------------------------------------------------------------------------------------------------------------------
  1999        14.39       0.17            2.71            2.88        (0.22)        (0.35)           --           (0.57)
  Japan
  1995       $11.64     $(0.04)         $(1.40)         $(1.44)          --        $(0.81)           --           (0.81)
           ------------------------------------------------------------------------------------------------------------------
  1996         9.39      (0.05)          (0.32)          (0.37)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1997         9.02      (0.03)          (1.02)          (1.05)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1998         7.97      (0.03)          (1.22)          (1.25)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1999         6.72      (0.02)           6.92            6.90           --            --            --              --
  Latin America
  1995       $10.32     $ 0.05          $(3.92)         $(3.87)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1996         6.49       0.10            1.60            1.70       $(0.06)           --            --
           ------------------------------------------------------------------------------------------------------------------
  1997         8.14       0.13            1.44            1.57        (0.11)       $(0.03)           --           (0.14)
           ------------------------------------------------------------------------------------------------------------------
  1998         9.60       0.16           (2.45)          (2.29)       (0.12)           --            --           (0.12)
           ------------------------------------------------------------------------------------------------------------------
  1999         7.22       0.09            0.86            0.95        (0.14)           --            --           (0.14)
  New Asia
  1995       $10.07     $ 0.08          $(1.07)         $(0.99)      $(0.07)       $(0.89)           --           (0.96)
           ------------------------------------------------------------------------------------------------------------------
  1996         8.12       0.06            0.55            0.61        (0.09)           --            --           (0.09)
           ------------------------------------------------------------------------------------------------------------------
  1997         8.64       0.09           (2.71)          (2.62)       (0.06)        (0.01)           --           (0.07)
           ------------------------------------------------------------------------------------------------------------------
  1998         5.95       0.13           (1.07)          (0.94)       (0.08)           --            --           (0.08)
           ------------------------------------------------------------------------------------------------------------------
  1999         4.93       0.05            2.31            2.36        (0.09)           --            --           (0.09)
 ---------------------------------------------------------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE

T. ROWE PRICE

  Table 5  Financial Highlights
                         Net Asset Value                                    Ratios/Supplemental Data
            Redemption                                                     Ratio of         Ratio of
  Period    fees added    Net asset                       Net assets,      expenses      net investment
   ended    to paid-in-   value, end                     end of period    to average       income to          Portfolio
   10/31      capital     of period    Total return/f/   (in thousands)   net assets   average net assets   turnover rate
  Emerging Markets Stock
  1995/b/     $0.02        $10.48           4.80%/c/      $    14,399      1.75%/ac/        0.54%/ac/          28.8%/a/
           ----------------------------------------------------------------------------------------------------------------
  1996         0.02         11.59         10.69/c/             67,896      1.75/c/         0.44/c/             41.7
           ----------------------------------------------------------------------------------------------------------------
  1997         0.04         11.08          (1.60)/c/          119,285      1.75/c/         0.21/c/             84.3
           ----------------------------------------------------------------------------------------------------------------
  1998         0.03          7.95         (27.31)/c/           69,752      1.75/c/         0.46/c/             54.5
           ----------------------------------------------------------------------------------------------------------------
  1999           --         11.08         40.08/c/            108,418      1.75/c/         (0.14)/c/           59.0
  European Stock
  1995           --        $14.35          14.41%         $   490,573      1.20%            1.75%              17.2%
           ----------------------------------------------------------------------------------------------------------------
  1996           --         16.93          21.76              704,887      1.12             1.81               14.1
           ----------------------------------------------------------------------------------------------------------------
  1997           --         19.84          20.30              984,083      1.06             1.41               17.5
           ----------------------------------------------------------------------------------------------------------------
  1998           --         22.38          20.12            1,412,008      1.05             1.39               26.8
           ----------------------------------------------------------------------------------------------------------------
  1999           --         22.29          11.44            1,382,168      1.05             0.97               15.7
  Global Stock
  1996/d/        --        $11.35          13.50%/e/      $    14,916      1.30%/ae/        0.88%/ae/          50.0%/a/
           ----------------------------------------------------------------------------------------------------------------
  1997           --         13.01         16.98/e/             32,020      1.30/e/         0.68/e/             41.8
           ----------------------------------------------------------------------------------------------------------------
  1998           --         14.03         12.89/e/             44,116      1.20/e/         0.76/e/             47.1
           ----------------------------------------------------------------------------------------------------------------
  1999           --         16.77         24.17/e/             73,837      1.20/e/         0.40/e/             37.5
  International Discovery
  1995        $0.01        $14.43         (13.06)%        $   325,374      1.50%            0.55%              43.5%
           ----------------------------------------------------------------------------------------------------------------
  1996           --         15.97          11.60              325,639      1.45             0.40               52.0
           ----------------------------------------------------------------------------------------------------------------
  1997           --         16.11           1.69              254,430      1.41             0.13               72.7
           ----------------------------------------------------------------------------------------------------------------
  1998           --         14.99          (5.40)             189,001      1.47             0.25               34.2
           ----------------------------------------------------------------------------------------------------------------
  1999         0.01         26.75          82.11              381,462      1.42            (0.17)              98.2
  International Growth & Income
  1999/h/        --        $11.00          10.00%/g/      $     9,776      1.25%/ag/        1.87%/ag/          35.8%/a/
  International Stock
  1995           --        $12.09           0.38%         $ 6,385,905      0.91%            1.56%              17.8%
           ----------------------------------------------------------------------------------------------------------------
  1996           --         13.47          14.87            8,775,736      0.88             1.58               11.6
           ----------------------------------------------------------------------------------------------------------------
  1997           --         14.14           7.90           10,005,170      0.85             1.33               15.8
           ----------------------------------------------------------------------------------------------------------------
  1998           --         14.39           7.48            9,537,129      0.85             1.50               12.2
           ----------------------------------------------------------------------------------------------------------------
  1999           --         16.70          20.67           10,615,338      0.85             1.05               17.6
  Japan
  1995           --        $ 9.39         (12.87)%        $   181,383      1.50%           (0.48)%             62.4%
           ----------------------------------------------------------------------------------------------------------------
  1996           --          9.02          (3.94)             167,118      1.32            (0.48)              29.8
           ----------------------------------------------------------------------------------------------------------------
  1997           --          7.97         (11.64)             170,830      1.24            (0.39)              32.3
           ----------------------------------------------------------------------------------------------------------------
  1998           --          6.72         (15.68)             150,949      1.32            (0.37)              66.9
           ----------------------------------------------------------------------------------------------------------------
  1999           --         13.62         102.68              513,739      1.14            (0.27)              58.8
 -------------------------------------------------------------------------------------------------------------------------------
  Latin America
  1995        $0.04        $ 6.49         (37.11)%        $   148,600      1.82%            0.76%              18.9%
           ----------------------------------------------------------------------------------------------------------------
  1996         0.01          8.14          26.52              213,691      1.66             1.29               22.0
           ----------------------------------------------------------------------------------------------------------------
  1997         0.03          9.60          19.94              398,066      1.47             1.30               32.7
           ----------------------------------------------------------------------------------------------------------------
  1998         0.03          7.22         (23.93)             204,761      1.53             1.35               19.0
           ----------------------------------------------------------------------------------------------------------------
  1999           --          8.03          13.57              200,385      1.62             1.05               43.2
  New Asia
  1995           --        $ 8.12          (9.70)%        $ 1,908,893      1.15%            0.97%              63.7%
           ----------------------------------------------------------------------------------------------------------------
  1996           --          8.64           7.58            2,041,396      1.11             0.66               42.0
           ----------------------------------------------------------------------------------------------------------------
  1997           --          5.95         (30.61)             876,787      1.10             0.76               41.8
           ----------------------------------------------------------------------------------------------------------------
  1998           --          4.93         (15.97)             632,836      1.29             2.33               68.1
           ----------------------------------------------------------------------------------------------------------------
  1999           --          7.20          48.73              995,829      1.21             0.87               69.9
 -------------------------------------------------------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
 /a/      Annualized.

 /b/For the period March 31, 1995 (commencement of operations) to October 31,
   1995.


 /c/
   Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through October 31, 2001.

 /d/
   For the period December 29, 1995 (commencement of operations) to October 31, 1996.


 /e/
   Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through October 31, 1997, and a 1.20% voluntary expense limitation in effect through October 31, 2001.

 /f/Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 /g/
   Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through October 31, 2000.

 /h/
   For the period December 21, 1998 (commencement of operations) to October 31, 1999.

T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.


 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed. In addition, the fund does not accept purchases made by credit card check.

INVESTING WITH T. ROWE PRICE
Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.


 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already

INVESTING WITH T. ROWE PRICE
on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
for nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts via U.S. Postal Service:
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

T. ROWE PRICE
via private carriers and overnight services:
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.


 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

INVESTING WITH T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

T. ROWE PRICE
Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To Open an Account 1-800-638-5660 For Existing Brokerage Investors
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers*. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

C01-040 10/26/00

1940 Act File No. 811-2958